Securities - Schedule Of Realized Gains (Losses) For Marketable Securities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Available for sale:
Realized gains	$ 89	$ 302
Realized losses	(61)	(1)
Total securities available for sale	28	301
Held to maturity:
Realized gains	38	123
Realized losses	(4)	0
Total securities held to maturity	34	123
Net gains on sales of securities	$ 62	$ 424